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                                                                   EXHIBIT 10.20

                                DEED OF VARIATION


THIS DEED is made on 17 April 1998 between:

BRIGHTSTAR INFORMATION TECHNOLOGY GROUP, INC., a Delaware corporation of 10375 Richmond Avenue, Suite 1620, Houston, Texas, USA, 77042 (the "Purchaser");

SOFTWARE CONSULTING SERVICES PTY. LTD., (ACN 005 931 886) of c/- Cugley Ciravolo Bordin Pty Ltd, 8-10 Flintoff Street, Greensborough, Victoria, 3088 in its capacity as trustee of the Trust (the "Company");

KENTCOM PTY LTD (ACN 065 369 440) in its own right and in its capacity as trustee of the Fazio Family Trust and SALVATORE FAZIO both of 7 Henricks Court, Mill Park, Victoria, 3082 and PEPPER TREE PTY LTD (ACN 007 342 538) in its own right and in its capacity as trustee of the Banks Trust and CHRISTOPHER RICHARD BANKS both of 61 Seaward Loop, Sorrento, WA, 6020 and CEDARMAN PTY LTD (ACN 067 279 850) in its own right and in its capacity as trustee of the Caswell Trust and STEPHEN DONALD CASWELL both of 50 Green Street, Ivanhoe, Victoria, 3079 and QUICKTREND PTY LTD (ACN 067 596 801) in its own right and in its capacity as trustee of the Lock Trust and DESMOND JOHN LOCK both of 24 Bradleys Lane, Warrandyte, Victoria, 3133, and KULLAMURRA PTY LTD (ACN 066 512 534) in its own right and in its capacity as trustee of the Kullamurra Trust and ROBERT STEPHEN LANGFORD both of 7 Rosehill Road, Lower Plenty, Victoria, 3113 and KPMG INFORMATION SOLUTIONS PTY LTD (ACN 065 410 746) in its own right of Level 5, 161 Collins Street, Melbourne, Victoria, 3000 (together, the "Owners"); and

DATA COLLECTION SYSTEMS INTEGRATION PTY LTD (ACN 080 412 166) of 8-10 Flintoff Street, Greensborough, Victoria ("DCSI").


RECITALS:

1. On 20 December 1997 the parties executed a Agreement and Plan of Exchange ("Agreement") for the acquisition of certain assets and liabilities of the software consulting business of the Company.

2. It was contemplated by section 1.6.1 of the Agreement that the Purchaser would immediately after the IPO Closing Date assign all Acquired Assets and all Assumed Obligations and all of its right, title and interest in and to the Agreement, amongst other things, to SCSI.

3. Pursuant to section 11.4 of the Agreement, the Purchaser is only able to assign its rights under the Agreement, amongst other things:

         1.       to SCSI at any time;

         2. after thirteen months from the IPO Closing Date, to any entity; or

         3. within the thirteen month period from the IPO Closing Date, to any entity which forms part of a bona fide reconstruction or re-organisation of the affairs of the Purchaser or SCSI or the group of companies of which they are a part with the consent of the Owners and the Company, such consent not to be unreasonably withheld.

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4.       Brightstar wants to assign all Acquired Assets and all Assumed
         Obligations and all of its right, title and interest in and to the Agreement, amongst other things, to SCSI and shall procure that SCSI assigns the same to Software Consulting Services Australia Pty Ltd ("SCS Australia").

5. To enable the assignments set out in clause D to occur, and to protect the interests of the Company and the Owners, the parties have agreed to vary the Agreement on the terms set out in this Deed.


THIS DEED WITNESSES:

1.       DEFINITIONS

                  Defined terms in this Deed (including the Recitals to this Deed) shall have the same meaning given to them in the Agreement unless the context otherwise requires.

2.       INTERPRETATION

         Any provisions of the Agreement dealing with the interpretation of the Agreement shall apply to the provisions of this Deed.

3.       VARIATIONS

         The parties agree that the Agreement is varied as follows:

         (1)      Section 1.5 of the Agreement (Purchase Price)

                  In section 1.5(b) the words "and Software Consulting Services Australia Pty Ltd ("SCS Australia")" shall be inserted after the words "SCSI" where they appear on the third line.

         (2)      Section 1.6.1 of the Agreement (Successor Operating Company)

                  Section 1.6.1 shall be deleted and replaced with the following:

                           "Subject to payment of the Closing Cash
                           Consideration, the parties hereto acknowledge and agree that the Purchaser shall immediately after the IPO Closing Date (as defined above) assign all Acquired Assets and all Assumed Obligations and all of its right, title and interest in and to this Agreement, the related agreements and documents, and its rights and obligations thereunder and the products thereof, first to a new wholly owned subsidiary corporation of the Purchaser named Software Consulting Services International, Inc., a Delaware, U.S.A. corporation ("SCSI") and that Purchaser shall procure that SCSI shall immediately thereafter assign the same to SCS Australia. Neither SCSI nor SCS Australia shall have any material assets or liabilities prior to acquiring the

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                           Acquired Assets. The Purchaser shall cause SCSI and
                           SCS Australia to receive and assume ownership of such assets and rights and responsibility for the performance of such obligations and seek to employ the employees previously employed by the Company so that SCSI and SCS Australia may after the IPO Closing Date conduct the business previously conducted by the Company and seek to further develop such business."

         (3)      Section 1.6.2 (Successor Operating Company)

                  In section 1.6.2 of the Agreement, each time the word "SCSI" appears, it shall be deleted and replaced with the words "SCS Australia".

         (4)      Section 3.27.3 (SAP)

                  In section 3.27.3 of the Agreement after the word "SCSI", the words "or SCS Australia" shall be inserted.

         (5)      Section 6.1.7 (Insolvency)

                  In section 6.1.7, after the word "SCSI", the words "or SCS Australia" shall be inserted.

         (6)      Section 6.2 (Audit)

                  Section 6.2 shall be deleted and replaced with the following:

                           "Prior to Closing, Deloitte Touche Tohmatsu, shall complete such additional review work as may be requested by the Purchaser through and including the Closing Date (or other period subsequent to June 30,
                           1997) and provide its report to the Purchaser and the Owners."

         (7)      Section 6.6 (Incentive Stock Bonus Plan)

                  Section 6.6 shall be deleted and replaced with the following:

                           "In order to provide incentive to the key employees of SCS Australia, Purchaser agrees to cause SCS Australia, as a subsidiary of SCSI, to enter into an Incentive Stock Bonus Plan ("Bonus Plan") with the key employees of SCS Australia (who were formerly the key employees of the Company), which will provide for a bonus pool of shares of Purchaser's Common Stock to be issued to key employee participants in the Bonus Plan, being the persons specified in section 6.11 ("Participants") contingent on the combined recognised revenues for the 1998 calendar year of the Company to the IPO Closing Date and SCSI and SCS Australia (and its permitted assignee) between the IPO Closing Date and the end of the 1998 calendar year. The Participants shall determine the amount of participation of each Participant. The shares will be issued at a value per share equal to the IPO Price. The Bonus Plan will provide that if, for the 1998 calendar year, the Company from 1 January 1998 to the



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                           IPO Closing Date and SCSI and SCS Australia (and its
                           permitted assignee) from the IPO Closing Date to the end of the 1998 calendar year ("1998 Year") have combined recognized revenue (less allowances for doubtful accounts and sales returns) as determined in accordance with GAAP ("Recognized Revenue"), of AUD $38,400,000 or more, then there shall be a bonus pool payable to the key employee participants in the Bonus Plan of AUD $4,000,000 in value of Purchaser's Common Stock to be issued at a value per share in United States dollars equal to the IPO Price. If the Company from 1 January 1998 to the IPO Closing Date and SCSI and SCS Australia (and its permitted assignee) from the IPO Closing Date to the end of the 1998 Year have combined Recognized Revenue of AUD$31,200,000 or less for the 1998 Year, then there will be no bonus pool payable. If the Company from 1 January 1998 to the IPO Closing Date and SCSI and SCS Australia (and its permitted assignee) from the IPO Closing Date to the end of the 1998 Year have Recognized Revenue of more than AUD $31,200,000, but less than AUD $38,400,000, for the 1998 Year, then the amount of the bonus pool shall be the result of the following computation:

         Recognized Revenue for 1998 Year minus AUD$31,200,000 times AUD$4,000,000 AUD$7,200,000

         (8)      Section 7.1.13 (ASAP Restraint)

                  In section 7.1.13, after the word "SCSI", the words "or SCS Australia" shall be inserted.

         (9)      Section 7.9 (Provision of Working Capital)

                  In section 7.9, after the word "SCSI", the words "or SCS Australia, as appropriate" shall be inserted.

         (10)     Section 11.4 (Assignability)

                  On the fourth line of section 11.4, after the words "to SCSI at any time," the words "and SCSI shall be entitled to assign the same to SCS Australia at any time" shall be inserted.

         (11)     Section 11.9 (Public Announcements)

                  In section 11.9(b), after the word "SCSI", the words ",SCS Australia" shall be inserted.

4.       GENERAL

         Subject to the variations contained in section 3 of this Deed, the provisions of the Agreement shall in all respects remain in full force and effect and the provisions of the Agreement shall be deemed always to have read as they do after being varied by the provisions of this Deed.


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EXECUTED by the parties as a Deed:


BRIGHTSTAR INFORMATION
TECHNOLOGY GROUP, INC.

SIGNED SEALED AND DELIVERED by:


------------------------
Thomas A. Hudgins, Vice President


THE COMMON SEAL OF SOFTWARE
CONSULTING SERVICES PTY. LTD.
(ACN 005 931 886) was hereunto affixed in accordance with its Articles of Association in the presence of:

                         Director
------------------------

                         Name (please print)
------------------------

                         Secretary
------------------------

                         Name (please print)
------------------------

THE COMMON SEAL of KPMG
INFORMATION SOLUTIONS PTY.
LTD. (ACN 065 410 746) was hereunto
affixed in accordance with its Articles of Association in the presence of:

                         Director
------------------------

                         Name (please print)
------------------------

                         Secretary
------------------------

                         Name (please print)
------------------------









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THE COMMON SEAL of KENTCOM
PTY LTD (ACN 065 369 440) was
hereunto affixed in accordance with its
Articles of Association in the presence of:

                         Director
------------------------

                         Name (please print)
------------------------

                         Secretary
------------------------

                         Name (please print)
------------------------


SIGNED SEALED AND DELIVERED by
SALVATORE FAZIO in the presence of:

                         Salvatore Fazio
------------------------

                         Witness
------------------------

                         Name (please print)
------------------------


THE COMMON SEAL of PEPPER TREE
PTY LTD (ACN 007 342 538) was hereunto
affixed in accordance with its Articles of Association in the presence of:

                         Director
------------------------

                         Name (please print)
------------------------

                         Secretary
------------------------

                         Name (please print)
------------------------


SIGNED SEALED AND DELIVERED by
CHRISTOPHER RICHARD BANKS in the
presence of:

                         Christopher Banks
------------------------

                         Witness
------------------------

                         Name (please print)
------------------------



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THE COMMON SEAL of CEDARMAN
PTY LTD (ACN 067 279 850) was
hereunto affixed in accordance with its
Articles of Association in the presence of:

                         Director
------------------------

                         Name (please print)
------------------------

                         Secretary
------------------------

                         Name (please print)
------------------------


SIGNED SEALED AND DELIVERED by
STEPHEN DONALD CASWELL in the
presence of:

                         Stephen Caswell
------------------------

                         Witness
------------------------

                         Name (please print)
------------------------


THE COMMON SEAL of QUICKTREND
PTY LTD (ACN 067 596 801) was hereunto
affixed in accordance with its Articles of Association in the presence of:

                         Director
------------------------

                         Name (please print)
------------------------

                         Secretary
------------------------

                         Name (please print)
------------------------


SIGNED SEALED AND DELIVERED by
DESMOND JOHN LOCK in the presence of:

                         Desmond Lock
------------------------
                         Witness
------------------------

                         Name (please print)
------------------------



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THE COMMON SEAL of KULLAMURRA
PTY LTD (ACN 066 512 534) was hereunto
affixed in accordance with its Articles of Association in the presence of:

                         Director
------------------------

                         Name (please print)
------------------------

                         Secretary
------------------------

                         Name (please print)
------------------------


SIGNED SEALED AND DELIVERED by
ROBERT LANGFORD in the presence of:

                         Robert Langford
------------------------

                         Witness
------------------------

                         Name (please print)
------------------------


THE COMMON SEAL of DATA COLLECTION
SYSTEMS INTEGRATION PTY LTD
(ACN 080 412 166) was hereunto affixed in accordance with its Articles of Association in the presence of:

                         Director
------------------------

                         Name (please print)
------------------------

                         Secretary
------------------------

                         Name (please print)
------------------------


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                  BRIGHTSTAR INFORMATION TECHNOLOGY GROUP, INC.

                                       and

                      SOFTWARE CONSULTING SERVICES PTY LTD

                                       and

             KENTCOM PTY LTD, SALVATORE FAZIO, PEPPER TREE PTY LTD,
                  CHRISTOPHER RICHARD BANKS, CEDARMAN PTY LTD,
               STEPHEN DONALD CASWELL, QUICKTREND PTY LTD, DESMOND
             JOHN LOCK, KULLAMURRA PTY LTD, ROBERT STEPHEN LANGFORD,
                     AND KPMG INFORMATION SOLUTIONS PTY LTD

                                       and

                   DATA COLLECTION SYSTEMS INTEGRATION PTY LTD



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                                DEED OF VARIATION

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